UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2024

Weatherford International plc
(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 St. James Place	,	Houston,	Texas	77056
(Address of principal executive offices)				(Zip Code)
 Registrant’s telephone number, including area code: 713.836.4000

N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary shares, $0.001 par value per share	WFRD	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                         Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On October 22, 2024, Weatherford International plc (“Weatherford” and together with its subsidiaries, “we” or the “Company”) issued a news release announcing results for the third quarter ended September 30, 2024. A copy of the news release is furnished as Exhibit 99.1 and incorporated into this Item 2.02.

Weatherford will host a conference call on Wednesday, October 23, 2024, to discuss the Company’s results for the third quarter ended September 30, 2024. The conference call will begin at 8:30 a.m. Eastern Time (7:30 a.m. Central Time).

Listeners are encouraged to download the accompanying presentation slides which will be available in the investor relations section of the Company’s website.

Listeners can participate in the conference call via a live webcast at https://www.weatherford.com/investor-relations/investor-news-and-events/events/ or by dialing +1 877-328-5344 (within the U.S.) or +1 412-902-6762 (outside of the U.S.) and asking for the Weatherford conference call. Participants should log in or dial in approximately 10 minutes prior to the start of the call.

A telephonic replay of the conference call will be available until November 6, 2024, at 5:00 p.m. Eastern Time. To access the replay, please dial +1 877-344-7529 (within the U.S.) or +1 412-317-0088 (outside of the U.S.) and reference conference number 6410466. A replay and transcript of the earnings call will also be available in the investor relations section of the Company’s website

Item 8.01	Other Information.

On October 22, 2024, Weatherford announced that its Board of Directors (the “Board”) has declared a cash dividend of $0.25 per share on the Company’s ordinary shares, par value $0.001 per share, payable on December 5, 2024 to shareholders of record as of November 6, 2024. The declaration of any future dividends is subject to the Board’s discretion.

A copy of the press release announcing the dividend is attached as Exhibit 99.1 to this Form 8-K and the portions related to the dividend are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description
99.1	News Release dated October 22, 2024 announcing results for the third quarter ended September 30, 2024.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International plc
Date: October 22, 2024
/s/ Arunava Mitra
Arunava Mitra
Executive Vice President and Chief Financial Officer